Van Eck U.S. Government Money Fund
-------------------------------------------------------------------------------
                               1995 Annual Report

Dear Fellow Shareholder:

The U.S. Government Money Fund continues to meet its objectives of a high degree of safety and daily liquidity. It also serves to assist investors who wish to employ our exchange privileges or use our checkwriting privileges. The Fund's seven-day average yield was 4.10%* and the 30-day average yield was 4.29%* on December 31, 1995. The total net assets were $70,130,014 as of December 31, 1995.

As 1995 progressed, it became apparent that Federal Reserve tightening during 1994 and in early 1995 was dampening economic activity. Weaker economic data and a perceived lessening of inflationary pressures prompted the Federal Reserve to lower the federal funds target rate to 5.75% on July 6, 1995 and then to 5.50% on December 19. While Treasury bill yields remained relatively steady during the first half of 1995, falling slightly from 5.50% to 5.40%, they declined more significantly as 1995 drew to a close, ending the year near 5.00%. During the year, a larger portion of the Fund's assets were invested in repurchase agreements to take advantage of the higher yields that these instruments offered compared to Treasury bills.

The Fund's investment strategy continues to emphasize safety by investing in short-term United States Treasury obligations and repurchase agreements collateralized by United States Treasury obligations. U.S. Treasury obligations are the most conservative money market investments and offer the highest degree of security since they are backed by the United States Government. Of course, shares of the Fund are not guaranteed by the U.S. Government and there can be no guarantee that the price of the Fund's shares will not fluctuate.**

Repurchase agreements allow us to take advantage of higher yields without significantly increasing risk. The Fund's repurchase agreements are collateralized 102% by United States Treasury obligations with maturities of less than five years. In addition, your Fund has possession of the collateral.

We plan to continue our current investment strategy, keeping an equal weighting between U. S. Treasury bills and repurchase agreements over time.

The U.S. Government Money Fund offers daily liquidity and checkwriting privileges, providing the kind of convenient access to cash not available in many other types of investments. The Fund also provides an excellent base from which investors may transfer money into or out of other members of the Van Eck Family of Funds.***

We appreciate your participation in the U.S. Government Money Fund and look forward to helping you meet your investment objectives in the future.


[Photo of John C. van Eck]              [Photo of Paul A. DiPerna]

John C. van Eck                         Paul A. DiPerna
Chairman                                Portfolio Manager


January 10, 1996


------------
* Performance data represents past performance and is not indicative of future results.

** There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

*** Currently, there is no charge imposed on exchanges or limits as to frequency of exchanges for this Fund. However, shareholders are limited to six exchanges per calendar year for other Funds in the Van Eck Family of Funds, and the Funds reserve the right to modify or terminate the terms of the Exchange Privilege.

                          U.S. Government Money Fund
                             Financial Statements
-------------------------------------------------------------------------------
Statement of Net Assets
December 31, 1995

Assets:
Investment at value:

                                      Annualized
                                       Yield at
                                       Time of
      Principal         Date of        Purchase          Value
       Amount          Maturity     or Coupon Rate      (Note 1)
------------------------------------------------------------------
U.S. Treasury Bills:
$ 5,000,000             1/25/96          5.36%         $ 4,982,926
  5,000,000              2/8/96          4.55%           4,976,618
  5,000,000             2/29/96          4.67%           4,962,380
  5,000,000              3/7/96          5.05%           4,954,410
 14,990,000             3/28/96          4.91%          14,814,176
                                                        ----------
                                                        34,690,510
Repurchase Agreements (Note 4):
Cost $16,900,000 purchased on
   12/29/95; maturity value--
   $16,910,328 (with Merrill
   Lynch, Pierce, Fenner &
   Smith Incorporated collater-
   alized by $16,965,000 U.S.
   Treasury Note due 10/31/97
   with an interest rate of
   5.625%)               1/2/96          5.50%          16,900,000

Cost $16,900,000 purchased on
   12/29/95; maturity value--
   $16,910,328 (with HSBC
   Securities Incorporated
   collateralized by
   $16,630,000 U.S. Treasury
   Note due 3/31/97 with an
   interest rate of
   6.875%)               1/2/96          5.50%          16,900,000
                                                        ----------
 Total investments (amor-
   tized cost $68,490,510)*                             68,490,510
Cash                                                        16,789
Receivables:
 Capital shares sold                                     8,849,627
 Interest                                                   20,656
 Other                                                          63
                                                        ----------
   Total assets                                         77,377,645
                                                        ----------
Liabilities:
Payables:
 Capital shares repurchased                              7,042,847
 Dividends payable                                         158,423
 Distribution fee payable                                   11,315
 Management fee payable                                      3,466
 Accounts payable                                           31,580
                                                        ----------
   Total liabilities                                     7,247,631
                                                        ----------
Net Assets                                             $70,130,014
                                                        ==========
Shares of beneficial interest
  out-standing (unlimited number
   of $0.001 par value shares
   authorized)                                          70,130,014
                                                        ==========
Net asset value, redemption
   price and offering price per
   share                                                  $1.00
                                                          =====

* The amortized cost is the same for federal income tax purposes.


------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1995

Interest Income (Note 1)                                $3,267,478
Expenses:
Management (Note 2)                   $286,736
Distribution (Note 3)                  146,784
Transfer agent                          81,786
Registration                            38,044
Custodian                               30,016
Administration (Note 2)                 70,233
Professional                            23,920
Reports to shareholders                  7,146
Other                                   31,767
                                      --------
   Total expenses                                          716,432
                                                        ----------
   Net investment
  income                                                $2,551,046
                                                        ==========

------------------------------------------------------------------
Statements of Changes in Net Assets
For the Years Ended December 31, 1995 and 1994


                                      1995              1994
                                 ---------------   ---------------
Increase in Net Assets:
 Operations:
  Net investment income paid to
    shareholders as dividends
    (Note 1)                     $     2,551,046   $     1,944,543
                                 ===============   ===============
 From capital share transactions
    (at net asset value of $1.00
   per  share):
  Net proceeds from sales of
    shares                       $ 2,471,670,939   $ 1,776,705,661
Shares issued on reinvestment
   of dividends from net
   investment income                   1,818,591         1,307,946
                                 ---------------   ---------------
                                   2,473,489,530     1,778,013,607
Cost of shares reacquired         (2,450,437,723)   (1,762,044,239)
                                 ---------------   ---------------
Increase in net assets resulting
   from capital share
   transactions                       23,051,807        15,969,368
Net Assets:
Beginning of year                     47,078,207        31,108,839
                                  --------------   ---------------
End of year                      $    70,130,014   $    47,078,207
                                 ===============   ===============


                      See Notes to Financial Statements.

                          U.S. Government Money Fund
-------------------------------------------------------------------------------
Financial Highlights
For a share outstanding throughout each period


                                                                   Year Ended December 31,
                                        ----------------------------------------------------------------------
                                          1995           1994          1993             1992            1991
                                        -------        -------       -------          -------         --------
Net Asset Value, Beginning of Period      $1.00          $1.00         $1.00            $1.00           $1.00
                                        -------        -------       -------          -------           -----
Income from Investment Operations:
 Net Investment Income                   0.0456         0.0311        0.0183           0.0220          0.0456
Less Distributions:
 Dividends from net investment
   income                               (0.0456)       (0.0311)      (0.0183)         (0.0220)        (0.0456)
                                        -------        -------       -------          -------         -------
 Net Asset Value, End of Period           $1.00          $1.00         $1.00            $1.00           $1.00
                                        =======        =======       =======          =======         =======

Total Return                               4.56%          3.11%         1.83%            2.20%           4.56%
---------------------------------------------------------------------------------------------------------------
Ratio/Supplementary Data
Net Assets, End of Period (000)         $70,130        $47,078       $31,109          $24,853         $35,287
Ratio of Expenses to Average Net
 Assets (a)                                1.25%          1.12%         1.24%            1.44%           1.30%
Ratio of Net Income to Average Net
  Assets                                   4.45%          3.07%         1.83%            2.25%           4.61%

(continued)
                                                         Year Ended December 31,
                                        ------------------------------------------------------
                                          1990           1989           1988            1987            1986+
                                        -------        -------        -------         -------         -------
Net Asset Value, Beginning of Period      $1.00           1.00          $1.00           $1.00           $1.00
                                        -------        -------        -------         -------         -------
 Income from Investment Operations:
 Net Investment Income                   0.0685         0.0748         0.0594          0.0492          0.0427
Less Distributions:
 Dividends from net investment
   income                               (0.0685)       (0.0748)       (0.0594)        (0.0492)        (0.0427)
                                        -------        -------        -------         -------         -------
  Net Asset Value, End of Period          $1.00          $1.00          $1.00           $1.00           $1.00
                                        =======        =======        =======         =======         =======
Total Return                               6.85%          7.48%          5.94%           4.92%           4.27%
---------------------------------------------------------------------------------------------------------------
Ratio/Supplementary Data
Net Assets, End of Period (000)         $43,353        $47,620        $51,840         $45,126         $10,420
Ratio of Expenses to Average Net
  Assets (a)                               1.17%          1.26%          0.80%           0.89%           1.16%*
Ratio of Net Income to Average Net
  Assets                                   6.82%          7.47%          5.95%           5.07%           4.75%*


  + From February 15, 1986 (commencement of operations) to December 31, 1986.
(a) Had the Adviser not waived management fees, the 1989, 1988, 1987 and 1986 expense ratios would have been 1.31%, 1.30%, 1.39% and 1.66%, respectively, and total return would have been lower.
  * Annualized.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Notes to Financial Statements


Note 1--Significant Accounting Policies--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940 as an open-ended management investment company. The following is a summary of significant accounting policies consistently followed by the U.S. Government Money Fund series, a diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A. Security valuation--The Fund uses the amortized cost method to value securities. The amortized cost method involves valuing a security at its cost initially and, thereafter, a constant amortization to maturity of any discount or premium. Generally, the amortized cost of the security approximates the market value.

  B. Federal income taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision it required.

  C. Dividend distributions--The Fund declares dividends from its net investment income on each day the Fund is open for business and distributes dividends on the last day of the month.

  D. Other--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded as earned. Realized gains and losses from security transactions are recorded on a specific identification basis.

Note 2--Van Eck Associates Corporation earned fees of $286,736 for the year ended December 31, 1995 for investment management and advisory services. The fee is based on an annual rate of .50 of 1% of the first $500 million of average daily net assets, .40 of 1% on the next $250 million and .375 of 1% of the excess over $750 million. In accordance with the advisory agreement, the Fund reimbursed Van Eck Associates Corporation for the year ended December 31, 1995 $70,233 for costs incurred in connection with certain administrative and operating functions. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation.

Note 3--Pursuant to a Plan of Distribution (Rule 12b-1) the Fund accrues fees of .25 of 1% of the average daily net assets of the Fund. The fees are intended to be used principally for payments to securities dealers who have sold shares and service shareholder accounts of the Fund and the remainder will be used for other actual promotion and distribution expenses incurred by Van Eck Securities Corporation, the distributor. Fees accrued for the year ended December 31, 1995 were $146,784.

Note 4--Collateral for repurchase agreements is held by the Fund's custodian, the value of which must be at least 102% of the underlying debt obligation. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuation on the collateral.

                       Report of Independent Accountants
--------------------------------------------------------------------------------
To the Shareholders and Board of
 Trustees of Van Eck Funds:

We have audited the accompanying statement of net assets of the U.S. Government Money Fund (the "Fund"), (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Money Fund of the Van Eck Funds as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                               Coopers & Lybrand L.L.P.


New York, New York
January 19, 1996

                       THIS PAGE INTENTIONALLY LEFT BLANK.

VAN ECK FAMILY OF FUNDs
-------------------------------------------------------------------------------
Global Hard Assets Fund
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.

International Investors Gold Fund
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Gold Opportunity Fund
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.

Asia Dynasty Fund
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Asset Management, Inc. serves as sub-investment advisor to this Fund.

Asia Infrastructure Fund
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Asset Management, Inc. serves as sub-investment advisor to this Fund.

Global Balanced Fund
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.

Global Income Fund
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.


This report must be accompanied or preceded by a Van Eck Gold and Money Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.


                             [Van Eck Global Logo]

X96-0116-002

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016

For account assistance please call (800) 544-4653


                              -----------------
                              DECEMBER 31, 1995
                              -----------------
                                   VAN ECK
                              -----------------
                               U.S. GOVERNMENT
                              -----------------
                                    MONEY
                              -----------------
                                     FUND
                              -----------------
                                    ANNUAL
                              -----------------
                                    REPORT
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                            [VAN ECK GLOBAL LOGO]